Exhibit 10.1

FIRST AMENDMENT TO
LOAN AGREEMENT

This First Amendment (the “Amendment”) dated effective as of November 5, 2010, amends the Loan Agreement dated as of November 6, 2009 (the “Agreement”) between Commerce Bank, N.A., a national banking association (“Lender”), and XETA Technologies, Inc., an Oklahoma corporation (“Borrower”).

NOW therefore, Borrower and Lender agree as follows:

1.             Definitions.  Capitalized terms used but not defined in this Amendment have the meanings given to them in the Agreement.

2.             Amendments.  The Agreement is hereby amended as follows:

(a)           The term “Termination Date” is hereby amended to mean November 5, 2011.

(b)           In subparagraph (e) of Section 5.07, the words “capital acquisitions” are modified to be “acquisitions of assets”.

(c)           In subparagraph (d) of Section 5.08, the reference to $250,000.00 is hereby modified to be $2,000,000.00.

3.             Representations and Warranties.  By signing this Amendment, Borrower represents and warrants to Lender that:

(a)           there is no event that is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to Lender or waived in writing by Lender;

(b)           the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment;

(c)           this Amendment does not conflict with any law, agreement, or obligation by which Borrower is bound; and

(d)           this Amendment is within Borrower’s powers, has been duly authorized, and does not conflict with any of Borrower’s organizational papers.

4.             Conditions.  This Amendment will be effective when Lender receives the following items:

(a)           the Consent and Reaffirmation attached as Exhibit “A”, executed and delivered by a duly authorized officer of Pyramid Communication Services, Inc., a Texas corporation (“Guarantor”);

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(b)           evidence acceptable to Lender that the execution, delivery and performance by Borrower and/or Guarantor of any instrument or agreement required under this Amendment have been duly authorized;

(c)           payment by Borrower of all costs, expenses and attorneys’ fees incurred by Lender in connection with this Amendment; and

(d)           payment of all fees and other amounts due to Lender.

5.             Ratification.  Borrower hereby ratifies and reaffirms all the Loan Documents to which Borrower is a party, as they may be amended hereby or contemporaneously herewith.

6.             Effect of Amendment.  Except as provided in this Amendment, all of the terms and conditions of the Agreement remain in full force and effect.

7.             Defaults Unaffected.  Except as expressly provided in this Amendment, nothing in this Amendment will prejudice, act, or be deemed to be a waiver of, any Default or Event of Default or any right or remedy available to Lender by reason of the occurrence or existence of any fact, circumstance or event constituting a Default or Event of Default.

8.             Counterparts.  This Amendment may be executed in counterparts, each of which when so executed will be deemed an original, but all such counterparts together will constitute but one and the same instrument.

[SIGNATURE PAGES ATTACHED]

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THIS FIRST AMENDMENT TO LOAN AGREEMENT is executed effective as of November 5, 2010.

“BORROWER”

XETA Technologies, Inc., an Oklahoma corporation

By:	/s/ Gregory D. Forrest
Gregory D. Forrest,
President & Chief Financial Officer

SIGNATURE PAGE

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT is executed effective as of November 5, 2010.

“LENDER”

COMMERCE BANK, N.A., a national banking association

By:	/s/ Chris Amburgy
Chris Amburgy, Executive Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO LOAN AGREEMENT

Exhibit “A”

CONSENT AND REAFFIRMATION
OF GUARANTOR